Stockholders' Equity	12 Months Ended
Dec. 31, 2013
Stockholders' Equity
Stockholders' Equity

22. Stockholders’ Equity

The Bank is subject to certain restrictions on the amount of dividends it may declare without prior regulatory approval. At December 31, 2013, $148.7 million of its earnings was available for dividend declaration without prior regulatory approval.

At December 31, 2013, the maximum aggregate dividend that may be paid to NLC from its insurance company subsidiaries in 2014 without regulatory approval is approximately $12.5 million.

Hilltop Series B Preferred Stock

On November 29, 2012, Hilltop filed with the State Department of Assessments and Taxation of the State of Maryland articles supplementary for the Hilltop Series B Preferred Stock, setting forth its terms. Holders of the Hilltop Series B Preferred Stock are entitled to noncumulative cash dividends at a fluctuating dividend rate based on Hilltop’s level of qualified small business lending. The Hilltop Series B Preferred Stock is non-voting, except in limited circumstances, and ranks senior to Hilltop’s common stock with respect to the payment of dividends and distribution of assets upon any liquidation, dissolution or winding up of Hilltop.

As discussed in Note 2, and as a result of the PlainsCapital Merger, each outstanding share of PlainsCapital Non-Cumulative Perpetual Preferred Stock, Series C, all of which were held by the U.S. Treasury, was converted into one share of Hilltop Series B Preferred Stock.

The terms of the Hilltop Series B Preferred Stock restrict Hilltop’s ability to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on its common stock and other Hilltop capital stock ranking junior to the Hilltop Series B Preferred Stock, and on other preferred stock and other stock ranking on a parity with the Hilltop Series B Preferred Stock, in the event that Hilltop does not declare dividends on the Hilltop Series B Preferred Stock during any dividend period.

The terms of the Hilltop Series B Preferred Stock provide for the payment of non-cumulative dividends on a quarterly basis. The dividend rate, as a percentage of the liquidation amount, fluctuated until December 31, 2013 based upon changes in the level of “qualified small business lending” (“QSBL”) by the Bank.

The shares of Hilltop Series B Preferred Stock are senior to shares of the Company’s common stock with respect to dividends and liquidation preference, and qualify as Tier 1 Capital for regulatory purposes. At December 31, 2013 and 2012, $114.1 million of Hilltop Series B Preferred Stock was outstanding.

The dividend rate on the Hilltop Series B Preferred Stock was 4.706% at December 31, 2013. From January 1, 2014 until March 26, 2016, the dividend rate is fixed at 5.0% based upon our level of QSBL at September 30, 2013. Beginning March 27, 2016, the dividend rate on any outstanding shares of Hilltop Series B Preferred Stock will be fixed at nine percent (9%) per annum.

As long as shares of Hilltop Series B Preferred Stock remain outstanding, Hilltop may not pay dividends to its common stockholders (nor may Hilltop repurchase or redeem any shares of its common stock) during any quarter in which the Company fails to declare and pay dividends on the Hilltop Series B Preferred Stock and for the next three quarters following such failure. In addition, under the terms of the Hilltop Series B Preferred Stock, Hilltop may only declare and pay dividends on its common stock (or repurchase shares of Hilltop common stock), if, after payment of such dividend, the dollar amount of Hilltop’s Tier 1 capital would be at least ninety percent (90%) of Tier 1 capital as of September 27, 2011, excluding any charge-offs and redemptions of the Hilltop Series B Preferred Stock.

The Company may redeem the Hilltop Series B Preferred Stock at any time at its option, at a redemption price of 100% of the liquidation amount plus accrued but unpaid dividends, subject to the approval of the Company’s federal banking regulator.